SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 6, 2001

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(888) 279-3457
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        For a transaction effective December 6, 2001, the Trustees (the "Trustees") of BAC Capital Trust I (the "Trust") approved the public offering of 20,000,000 of the Trust's 7% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $500,000,000 (the "Capital Securities"), which Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust, to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Capital Securities. The Trust also granted the Underwriters an over-allotment option (the "Over-allotment Option") to purchase up to an additional 3,000,000 Capital Securities having an aggregate initial offering price of $75,000,000. The Over-allotment Option was exercised in full by the Underwriters on December 12, 2001. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to Bank of America Corporation (the "Corporation") and otherwise established the terms and conditions of the Common Securities. The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 7% Junior Subordinated Notes, due 2031 of the Corporation (the "Junior Notes"). The resolutions of the Trustees are included as Exhibit 99.1 hereto.

        By written consent dated December 6, 2001, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Notes having an aggregate principal amount of up to $592,825,000 and otherwise established the terms and conditions of the Junior Notes. Resolutions of the Committee are included as Exhibit 99.2 hereto.

        The terms of the offering, the Capital Securities, the Common Securities and the Junior Notes are described in the Registrants' Prospectus dated November 15, 2001 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated December 6, 2001. The Underwriting Agreement is included as Exhibit 1.1 hereto.

        The Capital Securities were issued pursuant to a Registration Statement on Form S-3, Registration Nos. 333-70984 and 333-70984-04 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $2,000,000,000 aggregate initial price of the Corporation junior subordinated notes and up to $2,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust I, BAC Capital Trust II, BAC Capital Trust III and BAC Capital Trust IV together with related guarantees of such preferred securities by the Corporation. The Registration Statement was declared effective on November 15, 2001, and the offering (including the sale of the Capital Securities covered by the Over-allotment Option) was closed on December 14, 2001

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:
EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated December 6, 2001 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Note (included in Exhibit 4.3)
4.3	First Supplemental Indenture to be used in connection with the issuance of Junior Notes
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust I
4.5	Capital Securities Guarantee Agreement dated as of December 14, 2001
99.1	Consent to Action by Regular Trustees of BAC Capital Trust I dated December 14, 2001 with respect to the terms of the offering of the Capital Securities
99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated December 6, 2001 with respect to the Junior Notes
99.3	News Release disseminated on December 6, 2001 regarding the sale of the Capital Securities

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         BANK OF AMERICA CORPORATION

                                                                          By: /s/ CHARLES M. BERGER
                                                                                     CHARLES M. BERGER
                                                                                      Deputy General Counsel

Dated: December 14, 2001

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated December 6, 2001 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Note (included in Exhibit 4.3)
4.3	First Supplemental Indenture to be used in connection with the issuance of Junior Notes
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust I
4.5	Capital Securities Guarantee Agreement dated as of December 14, 2001
99.1	Consent to Action by Regular Trustees of BAC Capital Trust I dated December 14, 2001 with respect to the terms of the offering of the Capital Securities
99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated December 6, 2001 with respect to the Junior Notes
99.3	News Release disseminated on December 6, 2001 regarding the sale of the Capital Securities